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CIGNA Investment Securities, Inc.
P.O. Box 13856                            [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Philadelphia, PA 19101


                                               CIGNA INVESTMENT SECURITIES, INC.

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     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                         THIRD QUARTER REPORT
    PERMIT 750
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                                                              SEPTEMBER 30, 1999


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]






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DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Investment Securities, Inc. (the "Fund") (formerly INA Investment Securities, Inc.), covering the quarter ended September 30, 1999.

MARKET ACTIVITY

The third quarter proved to be a challenging period for world financial markets. Tightening monetary conditions, rising commodity prices, and a weaker U.S. dollar put downward pressure on most stock and bond markets worldwide. The U.S. Federal Reserve (the "Fed") raised the discount rate and federal funds rate, while long-term bond yields trended higher in most markets. Most notably, "credit spreads" ended the quarter wider, a reflection of decreased liquidity and rising defaults.

PORTFOLIO ACTIVITY

We believe that the level and slope of the yield curve is consistent with current economic conditions and with expectations about inflation and monetary policy. Accordingly, we have restructured the portfolio to be approximately duration neutral to the Index.

The market is offering a very attractive yield premium on agency securities, which have AAA ratings, low credit risk, and acceptable liquidity. The yield premium on corporate and high yield bonds also has increased, but the increase is not commensurate with the deteriorating liquidity conditions and the greater risk at this stage in the business cycle. We correspondingly increased our allocation to the agency sector in the third quarter.

In the domestic sector, negative corporate announcements no longer can be dismissed as "isolated events". As news of disappointments in performance has increased in frequency--a pattern that often occurs in the late stages of a business cycle--we have become more cautious. The Yankee sector, which consists of foreign bonds denominated in U.S. dollars, continues to be the strongest performer in the corporate index this year, reflecting the fact that the business cycles in Europe and Asia are in the early stages of recovery. We believe the Yankee sector will continue to outperform going forward, and therefore, have increased the weight in Yankees. Finally, we have substituted a number of high quality municipal bonds for corporates in the portfolio.

Portfolio performance was favorably impacted by our overweight to higher quality, top tier credit card issuers. This sector performed well relative to other asset-backed securities sectors reflecting its higher liquidity and investors' general flight to quality. We expect to continue to emphasize credit cards during the fourth quarter of 1999.

Domestic high yield bonds lagged the performance of other sectors of the fixed income markets during the quarter, though they have outperformed year-to-date. Yield spreads widened by 35 basis points, driven by investor concerns over higher default rates and the weak technical position of the market. Our exposure to the high yield sector was the primary reason for the portfolio's underformance relative to the Index this quarter.


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CIGNA INVESTMENT SECURITIES, INC.

FINANCIAL SUMMARY
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
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                                                    1999             1998
                                                    ----             ----
Net investment income                               $4,228           $4,316
Net realized and unrealized gain (loss)             (5,441)           1,662
Per share:
    Net investment income                            $0.88            $0.90
    Dividends from net investment income             $0.84            $0.91
    Net asset value at end of period                $18.15           $19.50

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NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)
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1999               1998               1997               1996             1995
----               ----               ----               ----             ----
$0.88              $0.90              $0.93             $0.96            $0.99

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STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)
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                                                                  (IN THOUSANDS)
                                                                  --------------

ASSETS:
Investments at market value
    (Cost - $88,350,607)                                             $86,813
Receivable for investments sold                                          205
Interest receivable                                                    1,483
Investment for Directors' deferred compensation plan                     197
Other                                                                      2
                                                                  -----------
    Total assets                                                      88,700

LIABILITIES:
Payable for investments purchased                                      1,121
Deferred Directors' fees payable                                         197
Distribution payable                                                     287
Accrued advisory fees payable                                             40
Other accrued expenses (including $10,765 due to affiliate)               89
                                                                  -----------
    Total liabilities                                                  1,734
                                                                  -----------
NET ASSETS                                                           $86,966
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NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $.10 par value capital
    stock outstanding (12,000,000 shares authorized)                  $18.15
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CIGNA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
For the Nine Months Ended September 30, 1999
(Unaudited)
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                                                      (IN THOUSANDS)
                                                      --------------

INVESTMENT INCOME:
    Interest                                                         $4,816
EXPENSES:
    Investment advisory fees                       $352
    Custodian fees                                   52
    Transfer agent fees                              51
    Administrative services                          40
    Auditing and legal fees                          30
    Other                                            25
    Directors' fees                                  19
    State taxes                                      19                 588
                                            ------------   -----------------
    Net Investment Income                                             4,228
    Net realized loss on investments                                 (1,655)
    Unrealized depreciation of investments                           (3,786)
                                                           -----------------
    Net Decrease in Net Assets from Operations                       (1,213)
    Distributions to shareholders from net investment
      income                                                         (4,023)
                                                           -----------------
    Net Decrease in Net Assets                                       (5,236)
NET ASSETS:
    Beginning of period                                              92,202
                                                           -----------------
    End of period (includes undistributed
      net investment income of  $150,702)                           $86,966
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FUND PERFORMANCE

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Fund returned 0.17% for the third quarter of 1999 and -1.30% year-to-date. The Lehman Brothers Government/Corporate Bond Index, which does not deduct expenses from performance, returned 0.54% for the quarter and -1.75% year-to-date. The Fund returned -0.63% and -7.19%, respectively, based on the underlying value of the shares listed on the New York Stock Exchange, assuming reinvestment of dividends.

OUTLOOK

At some point during the next three to six months, the Fed should be successful in its endeavor to slow the domestic economy, which would likely contribute to an easing in financial market pressures worldwide. High-grade U.S. fixed income markets appear to be best positioned for an environment of slower domestic economic growth, low inflation, and reduced credit demands from both the public and private sectors.

SPECIAL MEETING OF SHAREHOLDERS

The Fund is currently soliciting shareholder approval to make some changes to its investment objective and restrictions. We will update you on the results of this vote in our annual report.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.


CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc. ("CII"), 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

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